AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                           SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund    Delaware Statutory
                                Trust

Franklin Custodian Funds, Inc.  Delaware Statutory   Franklin Dynatech Fund
                                Trust                Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin Utilities Fund

Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate Master Series
Trust                           Trust

Franklin Global Trust           Delaware Statutory   Fiduciary Large Capitalization Growth
                                Trust                and Income Fund
                                                     Fiduciary Small Capitalization Growth
                                                     and Income Fund
                                                     Franklin Global Real Estate Fund
                                                     Franklin International Smaller Companies
                                                     Growth Fund
                                                     Franklin Templeton Core Fixed Income Fund
                                                     Franklin Templeton Core Plus Fixed
                                                     Income Fund
                                                     Franklin Templeton Emerging Market Debt
                                                     Opportunities Fund
                                                     Franklin Templeton High Income Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   Franklin High Income Fund
                                Trust


Franklin Investors Securities   Massachusetts        Franklin Balanced Fund
Trust                           Business Trust       Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Biotechnology Discovery Fund
                                Trust                Franklin Flex Cap Growth Fund
                                                     Franklin Focused Core Equity Fund
                                                     Franklin Global Communications Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Growth Opportunities Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth Fund II
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund


Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Corefolio Allocation
                                                     Fund
                                                     Franklin Templeton Founding Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives
                                                     Allocation Fund
                                                     Franklin Templeton 2015 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2025 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2035 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2045 Retirement
                                                     Target Fund

Franklin Templeton              Delaware Statutory   Franklin India Growth Fund
International Trust             Trust
Franklin Templeton Variable     Delaware Statutory   Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Trust                Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Global Real Estate Securities
                                                     Fund
                                                     Franklin Growth and Income Securities
                                                     Fund
                                                     Franklin High Income Securities Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Large Cap Value Securities Fund
                                                     Franklin Money Market Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin Small Mid-Cap Growth Securities
                                                     Fund
                                                     Franklin Small Cap Value Securities Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Templeton Global Income Securities Fund


Franklin Value Investors Trust  Massachusetts        Franklin All Cap Value Fund
                                Business Trust       Franklin Balance Sheet Investment Fund
                                                     Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund

Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

Templeton Income Trust          Delaware Statutory   Templeton International Bond Fund
                                Trust

CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton Limited
Duration                        Delaware Statutory
Income Trust                    Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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REVISED 2/1/08
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